                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                        AMENDMENT No. 1 to CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) - April 9, 2009

                         GLOBAL BEVERAGE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                   000-28027                 90-0093439
            ------                   ---------                 ----------
 (State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)            file number)            Identification No.)

                                1606 NW 23rd Ave.
                            Ft. Lauderdale, FL 33311
                     ---------------------------------------
                    (Address of principal executive offices)

                                 (954) 473-0850
                          -----------------------------
                          Registrant's telephone number


                  1595 NW 1st Court, Boca Raton, Florida 33432
                  ---------------------------------------------
                 (Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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As used in this report, the terms "we", "us", "our", "our company" or "Global
Beverage" refer to Global Beverage Solutions, Inc., a Nevada corporation.


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SECTION 4:        FINANCIAL INFORMATION

ITEM 4.01:        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective April 9, 2009, the firm of Turner, Stone & Company, LLP ("Turner"), which had been previously engaged as the principal accountant to audit the financial statements of Global Beverage Solutions, Inc., (the "Company"), was terminated by notice from the Company based upon the inability of the Company and Turner to agree to payment terms for past work and future work. The Company requested a letter from Turner confirming this termination and filed notice of event as a Current Event under Form 8-K (the "Form 8-K"). On the Form 8-K, the Company indicated that Turner had resigned but, in this amendment, the Company accepts the position of Turner that it was terminated by the Company for the reasons indicated. On the Form 8-K, the Company indicated that a letter had been requested from Turner but was not available at the time of filing. The Company has received a letter from Turner dated July 15, 2009 (the "Letter"), a copy of which is now furnished as Exhibit 16.1 to this Current Report of Form 8-K.

The Letter confirms that, except as set forth in this paragraph, the reports of Turner on the Company's financial statements for the years ended December 31, 2006 and December 31, 2007, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The reports of Turner on the Company's financial statements for the years ended December 31, 2006 and December 31, 2007 contained an explanatory paragraph which noted that there was substantial doubt as to the Company's ability to continue as a going concern because it had limited revenues, had sustained net losses since inception and had a deficit in working capital. The Letter further confirms that, during the years ended December 31, 2006 and December 31, 2007, and through date of their resignation, being April 9, 2009, there were no disagreements between Turner and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Turner's satisfaction, would have caused Turner to make a reference to the matter in its reports on the Company's financial statements for those years. During the years ended December 31, 2006 and December 31, 2007, and through the date of their resignation, there were no "reportable events" (as defined by Item 304
(a)(1)(v)(A) through (D) of Regulation S-K).

The Company provided Turner with a copy of the disclosures made under this Item
4.01 in the Form 8-K and Turner, in response, Turner has reviewed such disclosures and has now furnished the Company with a letter addressed to the SEC, clarifying that, while it agrees with the above statements, Turner did not accept nor did it agree with the statement that it had resigned, indicating instead that it deemed itself to have been terminated as a result of the failure of the parties to agree to payment terms for past and future work. The Company now adopts the position of Turner and the Form 8-K should be read as amended by this amendment in that regard.

ITEM 9.01:        FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired - Not required;
         (b)      Pro forma financial information - Not required;


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         (c)      Shell Company Transactions - Not required;
         (d)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------

                  16.1 Letter, dated July 15, 2009, from Turner, Stone & Company, LLP, CPA's to the Securities and Exchange Commission regarding change in certifying accountant of Global Beverage Solutions, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBAL BEVERAGE SOLUTIONS, INC.


                                        By /s/ Jerry Pearring
                                           ------------------------------------
                                        Jerry Pearring, Chief Executive Officer
Date:   August 10, 2009

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                                  EXHIBIT INDEX

Exhibit No.     Description of Exhibit
-----------     ----------------------


16.1 Letter, dated April 9, 2009, from Turner, Stone & Company, LLP, CPA's to the Securities and Exchange Commission regarding change in certifying accountant of Global Beverage Solutions, Inc.





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